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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21553

ING Global Equity Dividend and Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange

Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: August 31, 2011

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2011

ING Global Equity Dividend and Premium Opportunity Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGD.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and employing an option strategy of writing call options on a portion of the equity portfolio. During this reporting period, the Fund bought out-of-the-money put options on selected indices and securities to partially protect portfolio value from significant market declines and also partially hedged currency exposure to reduce volatility of total return.

For the six months ended August 31, 2011, the Fund made monthly distributions totaling $0.60 per share, which were characterized as $0.24 per share return of capital and $0.36 per share net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of (5.34)% for the six months ended August 31, 2011.(1) This NAV return reflects a decrease in the Fund’s NAV from $11.39 on February 28, 2011 to $10.20 on August 31, 2011. Based on its share price, the Fund provided a total return of (3.04)% for the six months ended August 31, 2011.(2) This share price return reflects a decrease in the Fund’s share price from $11.12 on February 28, 2011 to $10.20 on August 31, 2011.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to help you grow, protect and enjoy your wealth. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews

President & Chief Executive Officer

ING Funds

October 7, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2011

As our new fiscal year started, commentators were wondering what it would take to spoil investors’ collective appetite for risky assets. Global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends were already up nearly 5% in 2011, despite a continuing European sovereign debt crisis and the violent uncertainties of the “Arab Spring” in North Africa and the Middle East. As if this were not enough, a massive earthquake and tsunami hit Japan on March 11, causing severe local damage and disruption to global supplies of electrical and digital components. Yet global equities returned nearly 1% between March 10 and March 31. Many of the developed world’s economies including the US, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine.

But as the year wore on, the patient took a turn for the worse and by the end of August global equities were down 11.03% for the six month period. (The MSCI World IndexSM returned (9.21)% for the six-month period, measured in U.S. dollars.)

It did not happen right away. In the U.S., the latest unemployment rate was reported in April at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But the average for the next three months slumped to 111,000, just 72,000 including the shrinking government sector. The unemployment rate rebounded to 9.1% and by the end of August the number of new weekly unemployment claims was still stuck above 400,000.

In the housing market, sales of new and existing homes seemed to be stabilizing at low levels. But by May both were in decline again and that month the “double dip” in home prices was confirmed when the S&P/Case-Shiller 20-City Composite Home Price Index was reported as having fallen below the near term trough recorded in April 2009.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was revised down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was reported at just 1.0%, the common assessment was that the economy was operating at “stall-speed”.

There was to be no cheer on the political front as parties deadlocked on the issue of raising the debt ceiling. A stopgap agreement avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poors from downgrading the country’s credit rating.

A slowdown of sorts was also taking place in China. Its economy was still growing fast, at 9.5% in the latest quarter, but activity was clearly slowing at the margin, which would significantly impact global growth. It was a self-inflicted slowdown, as the authorities used monetary tightening to battle inflation of 6.5% and a housing price bubble. By August, the closely watched Chinese purchasing managers’ index was registering near-stagnation.

Arguably the largest single depressant to investors’ risk appetite was renewed anxiety about Eurozone sovereign debt, when rumors started to swirl that Greece would seek a restructuring of its debt, much of it held by European banks, threatening a Lehman-like event that might paralyze the banking system and trip the region back into recession. In late July, a second bail-out package was agreed to for Greece. But amid doubts about the political will necessary to carry it through, attention turned to the Italian bond market, the world’s third largest, and Spain’s. Bond yields soared to euro-era high levels, retreating only when the European Central Bank started buying the bonds, a role it was never meant to play.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 5.49% in the first half of the fiscal year. The sub-index representing government bonds returned 6.53% and short to medium Treasuries traded at record low yields. Conversely, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index lost 1.57% in these more risk-averse times.

U.S. equities, represented by the S&P 500® Index including dividends, lost 7.23% in the six months through August, with negative returns in the last four, including the worst August since 2001. The operating earnings of S&P 500® companies in the second quarter of 2011 eclipsed their all-time record of exactly four years before and while that might have supported prices in the past, it was increasingly seen as unlikely to stand in near-recessionary conditions.

In currencies, the dollar benefited periodically from safe haven status, as the latest trauma of the Eurozone debt crisis played out. But in the end, many commentators argued that there was no haven that was truly safe and over the six months the dollar ultimately fell 4.98% against the euro, 1.46% against the pound and 5.95% to the yen, which briefly touched a post-war high.

In international markets, the MSCI Japan® Index plunged 19.23% in the first half of the fiscal year, weighed down by the disruptive aftermath of natural disaster, as the economy re-entered recession. The MSCI Europe ex UK® Index returned a similar (18.34)%, measures of business activity and confidence steadily deteriorating as the period progressed. The European Central Bank still saw fit, however, to raise interest rates twice. In the UK, GDP was barely higher than its mid 2010 level, with severe spending cuts on the way. Yet the MSCI UK® Index only fell 8.04%, with contributions from the defensive consumer staples and health care sectors moderating losses in the financials, energy and materials sectors.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE BuyWrite Monthly Index”)	A passive total return index based on selling the near-term, at-the-money S&P 500® Index call option against the S&P 500® stock index portfolio each month, on the day the current contract expires.

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of August 31, 2011

(as a percentage of net assets)

United States	31.5%
France	11.8%
Japan	8.4%
United Kingdom	5.6%
Australia	5.1%
Switzerland	4.5%
Netherlands	4.3%
Germany	3.9%
Italy	3.7%
Canada	3.0%
Countries between 0.6%-2.4%^	13.0%
Assets in Excess of Other Liabilities	5.2%

Net Assets	100.0%

^	Includes 9 countries, which each represents 0.6%-2.4% of net assets.

Portfolio holdings are subject to change daily.

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) seeks to provide investors with a high level of income from a portfolio of global common stocks with historically attractive dividend yields and premiums from call option writing. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund’s secondary investment objective is capital appreciation.

The Fund is managed by Bruno Springael, Nicolas Simar, Willem van Dommelen, Edwin Cuppen, Bas Peeters, Alexander van Eekelen, and Herman Klein, Portfolio Managers, ING Investment Management Advisors B.V. — the Sub-Adviser.*

Equity Portfolio Construction: The stock selection process begins with constructing an eligible universe of global common stocks with market capitalizations typically over $1 billion that have a history of paying dividend yields in excess of 3% annually. Through a multi-step screening process of various fundamental factors and fundamental analysis the portfolio managers construct a portfolio generally consisting of 65 to 90 common stocks with a history of attractive dividend yields, and stable or growing dividends that are supported by business fundamentals.

The Fund’s Integrated Option Strategy: The Fund’s option strategy is designed to seek gains and lower volatility of total returns over a market cycle by primarily selling call options on selected indices and/or on individual securities and/or exchange traded funds (“ETFs”). Currently, the Fund implements most of its call writing strategy on regional equity indices.

The Fund’s call option writing is determined based on stock outlook, market opportunities and option price volatility. The Fund seeks to sell call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options. The Fund may generate premiums by writing (selling) call options on selected equity indices and/or on individual securities and/or ETFs, and may also engage in other related option strategies to seek gains and lower volatility over a market cycle.

The Fund may seek, and during the reporting period sought, to partially hedge against significant market declines by buying out-of-the-money put options on related indices, such as the S&P 500® Index, the Financial Times Stock

Exchange 100 Index (“FTSE 100”), the Nikkei All Stock Index (“Nikkei”), the Dow Jones Euro Stoxx 50 (Price) Index (“EuroStoxx50”) or any other broad-based global or regional securities index with an active derivatives market. The Fund generally invests in out-of-the-money puts that expire in 20 to 125 trading days on a portion of its portfolio. A portion of the premiums generated from the call strategy is used to buy put protection. Also, the Fund may seek to, and during the reporting period sought to, partially hedge the foreign currency risk inherent in its international equity holdings. Such currency hedges are generally implemented by buying out-of-the-money puts on international currencies versus the U.S. dollar and financing them by writing out-of-the-money FX calls. The Fund may also hedge currency exposure by selling the international currencies forward.

Performance: Based on net asset value (“NAV”) as of August 31, 2011, the Fund provided a total return of (5.34)% for the six-month period. This NAV return reflects a decrease in the Fund’s NAV from $11.39 on

Top Ten Holdings as of August 31, 2011

(as a percentage of net assets)

Kimberly-Clark Corp.	1.8%
Bouygues S.A.	1.7%
Abbott Laboratories	1.7%
China Mobile Ltd. ADR	1.7%
Kraft Foods, Inc.	1.7%
KT&G Corp.	1.7%
Gaz de France	1.7%
Pfizer, Inc.	1.6%
Merck & Co., Inc.	1.6%
Sanofi-Aventis	1.6%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

February 28, 2011 to $10.20 on August 31, 2011. Based on its share price, the Fund provided a total return of (3.04)% for the six-month period. This share price return reflects a decrease in the Fund’s share price from $11.12 on February 28, 2011 to $10.20 on August 31, 2011. The reference index, the MSCI World IndexSM and the Chicago Board Options Exchange (“CBOE”) BuyWrite Monthly Index (“BXM Index”) returned (9.21)% and (7.63)%, respectively, for the reporting period. During the six-month period, the Fund made monthly distributions totaling $0.60 per share, which were characterized as $0.24 per share return of capital and $0.36 per share net investment income. As of August 31, 2011, the Fund had 97,548,925 shares outstanding.

Equity Portfolio: At the start of the period the Japanese earthquake and nuclear disaster triggered a strong sell-off in equities but markets initially recovered, helped by encouraging earnings reports in technology, industrials and luxury goods. Sovereign debt worries returned in May, however, as Portugal became the third euro zone country to request financial help and Greece continued to dominate the headlines. Standard and Poor’s decision to strip the United States of its triple-A credit rating had been widely expected but shattered investor confidence nonetheless. Global equities dove in August on worries that the global economy could be heading back into recession. The euro zone posted the worst performance, followed by Japan. The Asia-Pacific ex-Japan region and the U.S. outperformed.

The Fund’s equity portfolio outperformed the reference index. Both sector allocation and stock selection aided performance. The Fund’s overweights in the health care, telecommunications services and utilities sectors were the main positive factors from a sector point of view. Stock picking in the consumer staples, health care, telecommunications and energy sectors made the strongest contributions. Stock picking detracted in the consumer discretionary, information technology, financial and industrial sectors.

Tobacco companies Lorillard, Inc. and KT&G Corp. (Korea) were the best performing stocks in the portfolio. In the telecommunications sector UK travel company Thomas Cook Group PLC was the worst performer in the reporting period. Nintendo Co. Ltd. of Japan was another poor performer.

We used the volatility in the market at the end of the reporting period to actively reposition the Fund. We gradually added to more cyclical stocks in the materials, industrials and consumer discretionary sectors, while reducing exposure to financials, utilities and health care. Even after the additions, materials remains one of the largest underweights in the fund. The Fund’s main overweights are in the utilities and telecommunications sectors. The biggest underweights are in the consumer discretionary and materials sectors.

Options Portfolio: The Fund’s option strategy is designed to seek gains and lower volatility of total returns over a market cycle by primarily selling call options.

In the reporting period, around two-thirds of the call option premium came from index call options, the remaining one-third came from overwriting individual stocks (approximately 65–90 common global stocks held in the portfolio). The Fund used a fixed-coverage call-option strategy, with approximately 50% of notional covered during the reporting period. Options generally were sold at-the-money and implemented in the over-the-counter market.

Global indices generally ended the period where they began; the result was low volatility, which continued into July. When market turmoil started volatility spiked and remained high to the end of August. The option premiums received were stable early in the period but increased towards the end, with August premiums elevated. For the full period the total premium collected exceeded the amount that had to be settled at expiry and the strategy added value. The option overlay reduced the volatility of Fund returns during the reporting period.

The Fund also utilized a put protection strategy during the reporting period. The equity index put options covered approximately 25% of the Fund notional. The put options were bought on the Nikkei 225, DJ Eurostoxx 50, FTSE 100 and S&P 500, with an out-of-the-money strike. In aggregate with markets rising during this six-month period, the put strategy detracted from performance.

A significant part of the Fund’s investments is directly exposed to currency risk. For that we have set up FX option collars. Early in the period the U.S. dollar depreciated versus the major currencies, causing the short euro-U.S.-dollar call option to expire in-the-money. After that, the U.S. dollar appreciated versus the euro and the pound and continued weakening versus the yen. The movements were not large, however, and the FX options generally expired out-of-the-money.

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Outlook and Current Strategy: Corporate fundamentals have taken a back seat as global macroeconomic themes dominate financial markets. We believe the euro sovereign crisis and the debate on U.S. government debt are feeding risk aversion. One of the main hazards is that these fears may create a negative feedback loop that will sap corporate and consumer confidence, transforming an economic soft patch into an outright slowdown.

Nevertheless, our base-case scenario remains positive but below potential growth in the developed markets without a double-dip recession. We think valuations and mergers and acquisitions (“M&A”) will remain positive drivers for equities. The cyclically adjusted price earnings ratio is still below its long term average. Against other asset classes the equity risk premium is well above historic levels. In our view, all the factors are in place to feed M&A: Companies are cash rich, with room to lever up, and targets are not expensive. Furthermore, we believe dividends will catch up with earnings now that most companies have deleveraged and balance sheets are strong.

*	Effective June 1, 2011, Bruno Springael is added and Moudy El Khodr is removed.

Portfolio holdings and characteristic are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds.

Performance data represents past performance and is no guarantee of future results.

An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2011 (UNAUDITED)

ASSETS:
Investments in securities at value*	$950,063,072
Cash	50,942,915
Foreign currencies at value*****	9,785,967
Receivables:
Investments securities sold	49,863
Dividends and interest	4,192,001
Prepaid expenses	3,044

Total assets	1,015,036,862

LIABILITIES:
Payable for investment securities purchased	49,198
Payable to affiliates	789,611
Payable for trustee fees	8,452
Other accrued expenses and liabilities	294,306
Written options, at fair value^	18,419,651

Total liabilities	19,561,218

NET ASSETS	$995,475,644

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,437,516,919
Undistributed net investment income	9,903,871
Accumulated net realized loss	(432,136,698)
Net unrealized depreciation	(19,808,448)

NET ASSETS	$995,475,644

* Cost of investments in securities	$969,826,590
***** Cost of foreign currencies	$9,830,757
^ Premiums received on written options	$18,379,749

Net Assets	$995,475,644
Shares outstanding*	97,548,925
Net asset value and redemption price per share	$10.20

* Unlimited shares authorized; $0.01 par value.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2011 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$30,255,434
Interest	11,020

Total investment income	30,266,454

EXPENSES:
Investment management fees	5,620,806
Transfer agent fees	13,671
Administrative service fees	535,307
Shareholder reporting expense	125,672
Professional fees	53,606
Custody and accounting expense	144,027
Trustee fees	16,744
Miscellaneous expense	99,243

Total expenses	6,609,076
Net waived and reimbursed fees	(582,660)

Net expenses	6,026,416

Net investment income	24,240,038

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	30,668,034
Foreign currency related transactions	(348,827)
Written options	(2,291,776)

Net realized gain	28,027,431

Net change in unrealized appreciation or depreciation on:
Investments	(109,421,659)
Foreign currency related transactions	(100,066)
Written options	172,994

Net change in unrealized appreciation or depreciation	(109,348,731)

Net realized and unrealized loss	(81,321,300)

Decrease in net assets resulting from operations	$(57,081,262)

* Foreign taxes withheld	$2,567,711

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended August 31, 2011	Year Ended February 28, 2011
FROM OPERATIONS:
Net investment income	$24,240,038	$34,077,156
Net realized gain	28,027,431	53,797,819
Net change in unrealized appreciation or depreciation	(109,348,731)	20,138,326

Increase (decrease) in net assets resulting from operations	(57,081,262)	108,013,301

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(35,113,332)	(79,464,170)
Return of capital	(23,307,440)	(46,591,513)

Total distributions	(58,420,772)	(126,055,683)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	2,278,652	8,831,171

Net decrease in net assets	(113,223,382)	(9,211,211)

NET ASSETS:
Beginning of period	1,108,699,026	1,117,910,237

End of period	$995,475,644	$1,108,699,026

Undistributed (distributions in excess of) net investment income at end of period	$9,903,871	$(6,118,936)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance															Ratios and Supplemental Data
			Income (loss) from investment operations				Less distributions										Ratios to average net assets

	Net asset value, beginning of period		Net investment income		Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains on investments	From return of capital	Total distributions	Adjustment to paid-in capital for offering costs	Net asset value, end of period	Market value, end of period	Total investment return at net asset value(3)	Total investment return at market value(4)	Net assets, end of period (000s)	Gross expenses prior to expense waiver(5)	Net expenses after expense waiver(5)(6)	Net investment income after expense waiver(5)(6)	Portfolio turnover rate

Year or period ended	($)		($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($)	(%)	(%)	(%)	(%)
08-31-11	11.39		0.25		(0.84)	(0.59)	0.36	—	0.24	0.60	—	10.20	10.20	(5.34)	(3.04)	995,476	1.23	1.12	4.52	24
02-28-11	11.58		0.35		0.76	1.11	0.82	—	0.48	1.30	—	11.39	11.12	10.44	0.29	1,108,699	1.22	1.07	3.16	58
02-28-10	9.81		0.38		3.17	3.55	0.30	—	1.48	1.78	—	11.58	12.45	38.12	78.96	1,117,910	1.23	1.03	3.34	72
02-28-09	17.39		0.68	*	(6.39)	(5.71)	0.95	—	0.92	1.87	—	9.81	8.14	(34.02)	(45.09)	947,889	1.22	1.02	4.76	84
02-29-08	19.98		0.66	*	(1.18)	(0.52)	0.61	1.35	0.11	2.07	—	17.39	17.34	(2.74)	(5.71)	1,691,458	1.23	1.03	3.40	79
02-28-07	19.08		0.67	*	2.09	2.76	0.57	1.24	0.06	1.87	0.01	19.98	20.55	15.32	19.35	1,933,397	1.21	1.01	3.43	119
03-30-05(1) - 02-28-06	19.06	(2)	0.63		0.79	1.42	0.66	0.43	0.31	1.40	—	19.08	18.96	7.84	2.13	1,825,844	1.23	1.03	3.75	112

(1)	Commencement of operations.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.
(3)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.
(6)

The Investment Advisor has contractually agreed to waive a portion of its fee equivalent to 0.20% of the Fund’s managed assets for the first five years of the Fund’s existence. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to guidance from the U.S. Securities and Exchange Commission, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculations of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

For the six months ended August 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or in the case of certain foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer duration, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter duration.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. As of August 31, 2011, the total value of purchased OTC put options subject to counterparty credit risk was $5,744,817. The counterparties did not post any collateral to the Fund at period end.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2011, the total value of written OTC call options subject to Master Agreements in a liability position was $18,419,651. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end.

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund’s option strategy seeks to reduce volatility of total returns and to supplement distributions by selling call options and buying puts options on indices and individual securities.

The Fund is also subject to foreign currency risk given its significant investments in foreign equities. In order to mitigate this risk, the Fund uses foreign-exchange option collars covering approximately 50% of the foreign currency exposure. Please refer to Note 6 for the volume of both purchased and written option activity during the six months ended August 31, 2011.

I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under an investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.05% of the Fund’s average daily managed assets. For the first five years of the Fund’s existence, the Investment Adviser will contractually waive a portion of its fee equivalent to 0.20% of the Fund’s managed assets. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2011, there were no preferred shares outstanding.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND

ADMINISTRATIVE FEES (continued)

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Advisors B.V. (“IIMA”), an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), domiciled in The Hague, The Netherlands. Subject to policies as the Board or the Investment Adviser might determine, IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

The Investment Adviser has also retained ING Investment Management Co. (“ING IM” or “Consultant”), a Connecticut corporation, to provide certain consulting services for the Investment Adviser. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant.

ING Funds Services, LLC, a Delaware limited liability company, (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, IIMA, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2011, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$707,268	$82,343	$789,611

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the period ended August 31, 2011, excluding short-term securities, were $283,807,616 and $252,228,673, respectively.

NOTE 6 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased OTC put options on indices were as follows:

	Number of Contracts	Cost
Balance at 02/28/11	414,000	$3,261,849
Options Purchased	812,100	8,370,949
Options Expired	(512,800)	(5,734,225)
Options Exercised	—	—
Options Terminated in Closing Sell Transactions	(306,700)	(1,393,918)

Balance at 08/31/11	406,600	$4,504,655

Transactions in purchased OTC put options on foreign currencies were as follows:

	USD NOTIONAL	Cost
Balance at 02/28/11	$204,000,000	$1,444,700
Options Written	406,000,000	2,916,700
Options Expired	(415,500,000)	(2,926,700)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	—	—

Balance at 08/31/11	$194,500,000	$1,434,700

Transactions in written OTC call options on foreign currencies were as follows:

	USD NOTIONAL	Premiums Received
Balance at 02/28/11	$204,000,000	$1,444,700
Options Written	406,000,000	2,916,700
Options Expired	(308,500,000)	(2,069,000)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(107,000,000)	(857,700)

Balance at 08/31/11	$194,500,000	$1,434,700

Transactions in written OTC call options on securities were as follows:

	Number of Contracts	Premiums Received
Balance at 02/28/11	11,187,000	$4,945,459
Options Written	44,474,600	22,424,417
Options Expired	(21,691,000)	(12,450,691)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(22,904,600)	(9,188,741)

Balance at 08/31/11	11,066,000	$5,730,444

Transactions in written OTC call options on indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/28/11	554,525	$7,332,023
Options Written	2,305,775	37,632,925
Options Expired	(1,501,200)	(20,498,635)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(838,200)	(13,251,708)

Balance at 08/31/11	520,900	$11,214,605

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months Ended August 31, 2011	Year Ended February 28, 2011
Number of Shares
Reinvestment of distributions	216,490	785,595

Net increase in shares outstanding	216,490	785,595

$
Reinvestment of distributions	$2,278,652	$8,831,171

Net increase	$2,278,652	$8,831,171

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following estimated permanent tax differences have been reclassified as of the Fund’s semi-annual period ended August 31, 2011:

Paid-in Capital(1)	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
$(27,242,561)	$26,896,101	$346,460

(1)	$27,242,561 relates to distributions in excess of net investment income taxed as ordinary income due to current year earnings and profits.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Under certain conditions, federal tax regulations may also cause some or all of the return of capital to be taxed as ordinary income.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2011. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2010
Ordinary Income	Return of Capital
$81,787,121	$46,591,513

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2010 were:

Unrealized Appreciation	Capital Loss Carryforwards	Expiration Date
$21,391,304	$(106,960,018)	2016
	(325,327,424)	2017

	$(432,287,442)

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of August 31, 2011, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending February 29, 2012.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of August 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTE 11 — SUBSEQUENT EVENTS

Dividends. Subsequent to August 31, 2011, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.100	8/15/2011	9/15/2011	9/6/2011
$0.100	9/15/2011	10/17/2011	10/5/2011

Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: 94.8%
	Australia: 5.1%
3,421,873	Telstra Corp., Ltd.	$11,088,632	1.1
6,685,825	Other Securities	39,943,721	4.0
		51,032,353	5.1
	Canada: 3.0%
502,228	Shaw Communications, Inc. - Class B	11,487,703	1.1
270,064	TransCanada Corp.	11,681,723	1.2
245,602	Other Securities	7,176,490	0.7
		30,345,916	3.0
	Denmark: 0.7%
238,107	Other Securities	7,103,406	0.7

	Finland: 0.9%
1,394,988	Other Securities	8,972,893	0.9

	France: 11.8%
451,535	Bouygues S.A.	17,309,139	1.7
524,982	Gaz de France	16,489,820	1.7
218,726	Sanofi-Aventis	15,951,161	1.6
312,101	Total S.A.	15,241,519	1.5
295,470	Vinci S.A.	15,417,144	1.6
485,788	Vivendi	11,811,534	1.2
1,165,667	Other Securities	25,355,693	2.5
		117,576,010	11.8
	Germany: 3.9%
963,012	Deutsche Post AG	14,697,488	1.5
621,073	E.ON AG	13,563,080	1.4
79,436	Muenchener Rueckversicherungs AG	10,362,679	1.0
		38,623,247	3.9
	Hong Kong: 2.4%
330,804	China Mobile Ltd. ADR	16,927,240	1.7
487,234	Other Securities	7,198,009	0.7
		24,125,249	2.4
	Ireland: 1.1%
618,087	CRH PLC	10,946,142	1.1

	Italy: 3.7%
926,389	Altantia S.p.A.	14,926,877	1.5
784,979	ENI S.p.A.	15,782,921	1.6
3,642,522	Other Securities	5,928,420	0.6
		36,638,218	3.7

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Japan: 8.4%
232,600	Canon, Inc.	$10,976,037	1.1
474,100	Hoya Corp.	10,466,404	1.0
6,106	NTT DoCoMo, Inc.	11,130,962	1.1
509,800	Sumitomo Mitsui Financial Group, Inc.	15,093,971	1.5
236,700	Takeda Pharmaceutical Co., Ltd.	11,464,236	1.2
5,450,100	Other Securities	25,047,901	2.5
		84,179,511	8.4
	Netherlands: 4.3%
805,221	Koninklijke KPN NV	11,387,505	1.2
454,998	Royal Dutch Shell PLC	15,214,721	1.5
1,479,098	Other Securities	15,795,087	1.6
		42,397,313	4.3
	Portugal: 1.1%
3,463,118	Energias de Portugal S.A.	11,368,015	1.1

	Singapore: 2.0%
4,009,000	Singapore Telecommunications Ltd.	10,359,948	1.0
874,500	Other Securities	9,625,056	1.0
		19,985,004	2.0
	South Korea: 1.7%
259,152	KT&G Corp.	16,704,822	1.7

	Spain: 1.5%
1,136,361	Other Securities	14,600,798	1.5

	Switzerland: 4.5%
453,526	Credit Suisse Group	13,005,187	1.3
91,154	Roche Holding AG - Genusschein	15,939,560	1.6
68,693	Zurich Financial Services AG	15,475,992	1.6
		44,420,739	4.5
	Taiwan: 1.6%
1,315,658	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	15,748,426	1.6

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: 5.6%
513,514		GlaxoSmithKline PLC	$10,932,376	1.1
1,290,699		Reed Elsevier PLC	10,531,694	1.0
533,100		Scottish & Southern Energy PLC	11,227,397	1.1
6,693,906		Other Securities	23,509,468	2.4
			56,200,935	5.6
		United States: 31.5%
326,614		Abbott Laboratories	17,150,501	1.7
391,253		Ameren Corp.	11,839,316	1.2
299,427		American Electric Power Co., Inc.	11,566,865	1.2
400,348		Arthur J. Gallagher & Co.	11,293,817	1.1
558,490		AT&T, Inc.	15,905,795	1.6
397,027		Bristol-Myers Squibb Co.	11,811,553	1.2
255,698		Exelon Corp.	11,025,698	1.1
252,941		Kimberly-Clark Corp.	17,493,400	1.8
480,071		Kraft Foods, Inc.	16,812,086	1.7
488,555		Merck & Co., Inc.	16,180,942	1.6
907,400		People's United Financial, Inc.	10,661,950	1.1
867,258		Pfizer, Inc.	16,460,557	1.6
535,392		Pitney Bowes, Inc.	10,873,811	1.1
404,537		PPL Corp.	11,683,029	1.2
324,298		Reynolds American, Inc.	12,183,876	1.2
417,720		Spectra Energy Corp.	10,848,188	1.1
360,076		Waste Management, Inc.	11,896,911	1.2
2,744,667		Other Securities	87,660,963	8.8
			313,349,258	31.5
		Total Common Stock (Cost $963,887,235)	944,318,255	94.8

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.6%
		Options on Currencies: 0.1%
22,000,000	@	Call on USD/JPY, Strike @ 80.500, Exp. 11/22/11 Counterparty: Deutsche Bank AG	102,817	0.0

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: (continued)
		Options on Currencies: (continued)
19,500,000	@	Call on USD/JPY, Strike @ 82.200, Exp. 10/20/11 Counterparty: Goldman Sachs & Co.	22,609	0.0
22,000,000	@	Call on USD/JPY, Strike @ 84.000, Exp. 09/20/11 Counterparty: Citigroup, Inc.	1,844	0.0
21,500,000	@	Put on EUR/USD, Strike @ 1.330, Exp. 09/20/11 Counterparty: Deutsche Bank AG	9,889	0.0
24,000,000	@	Put on EUR/USD, Strike @ 1.347, Exp. 11/22/11 Counterparty: Deutsche Bank AG	174,814	0.1
23,000,000	@	Put on EUR/USD, Strike @ 1.330, Exp. 10/20/11 Counterparty: Citigroup, Inc.	66,284	0.0
20,000,000	@	Put on GBP/USD, Strike @ 1.543, Exp. 10/20/11 Counterparty: Deutsche Bank AG	54,052	0.0
21,000,000	@	Put on GBP/USD, Strike @ 1.567, Exp. 11/22/11 Counterparty: Deutsche Bank AG	168,087	0.0
21,500,000	@	Put on GBP/USD, Strike @ 1.544, Exp. 09/20/11 Counterparty: Deutsche Bank AG	11,234	0.0
			611,630	0.1
		Options on Indices: 0.5%
3,300	@	Put on Dow Jones Euro Stoxx 50 Index, Strike @ 2,385.140, Exp. 10/21/11 Counterparty: Royal Bank of Scotland Group PLC	695,762	0.1

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: (continued)
		Options on Indices: (continued)
3,100	@	Put on Dow Jones Euro Stoxx 50 Index, Strike @ 2,505.830, Exp. 09/16/11 Counterparty: Morgan Stanley	$924,289	0.1
3,800	@	Put on Dow Jones Euro Stoxx 50 Index, Strike @ 1,815.060, Exp. 11/18/11 Counterparty: Goldman Sachs & Co.	128,337	0.0
1,100	@	Put on FTSE 100 Index, Strike @ 5,298.830, Exp. 10/21/11 Counterparty: Royal Bank of Scotland Group PLC	290,047	0.0
1,200	@	Put on FTSE 100 Index, Strike @ 5,220.940, Exp. 09/16/11 Counterparty: Morgan Stanley	109,149	0.0
1,100	@	Put on FTSE 100 Index, Strike @ 4,266.450, Exp. 11/18/11 Counterparty: Deutsche Bank AG	68,310	0.0
90,000	@	Put on Nikkei 225 Index, Strike @ 8,397.620, Exp. 09/16/11 Counterparty: Barclays Bank PLC	74,370	0.0
95,000	@	Put on Nikkei 225 Index, Strike @ 7,404.400, Exp. 11/18/11 Counterparty: Deutsche Bank AG	117,684	0.0
80,000	@	Put on Nikkei 225 Index, Strike @ 8,977.500, Exp. 10/21/11 Counterparty: Royal Bank of Scotland Group PLC	366,707	0.0

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: (continued)
		Options on Indices: (continued)
41,000	@	Put on S&P 500 Index, Strike @ 1,181.350, Exp. 10/21/11 Counterparty: Barclays Bank PLC	$1,477,791	0.2
43,000	@	Put on S&P 500 Index, Strike @ 971.410, Exp. 11/18/11 Counterparty: Royal Bank of Scotland Group PLC	485,210	0.1
44,000	@	Put on S&P 500 Index, Strike @ 1,147.710, Exp. 09/16/11 Counterparty: Barclays Bank PLC	395,531	0.0
			5,133,187	0.5
		Total Purchased Options (Cost $5,939,355)	5,744,817	0.6

		Total Investments in Securities (Cost $969,826,590)*	$950,063,072	95.4
		Assets in Excess of Other Liabilities	45,412,572	4.6

		Net Assets	$995,475,644	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $996,460,769.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$74,382,897
Gross Unrealized Depreciation	(120,780,594)

Net Unrealized depreciation	$(46,397,697)

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	2.9%
Consumer Staples	9.6
Energy	8.4
Financials	18.8
Health Care	11.6
Industrials	12.6
Information Technology	8.0
Materials	1.8
Options on Currencies	0.1
Options on Indices	0.5
Telecommunications	9.7
Utilities	11.4
Assets in Excess of Other Liabilities	4.6

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 8/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$51,032,353	$—	$51,032,353
Canada	30,345,916	—	—	30,345,916
Denmark	—	7,103,406	—	7,103,406
Finland	—	8,972,893	—	8,972,893
France	—	117,576,010	—	117,576,010
Germany	—	38,623,247	—	38,623,247
Hong Kong	16,927,240	7,198,009	—	24,125,249
Ireland	—	10,946,142	—	10,946,142
Italy	—	36,638,218	—	36,638,218
Japan	—	84,179,511	—	84,179,511
Netherlands	—	42,397,313	—	42,397,313
Portugal	—	11,368,015	—	11,368,015
Singapore	—	19,985,004	—	19,985,004
South Korea	—	16,704,822	—	16,704,822
Spain	—	14,600,798	—	14,600,798
Switzerland	—	44,420,739	—	44,420,739
Taiwan	15,748,426	—	—	15,748,426
United Kingdom	—	56,200,935	—	56,200,935
United States	313,349,258	—	—	313,349,258

Total Common Stock	376,370,840	567,947,415	—	944,318,255

Purchased Options	—	5,744,817	—	5,744,817

Total Investments, at value	$376,370,840	$573,692,232	$—	$950,063,072

Other Financial Instruments+
Written Options	—	—	—	—
Liabilities Table
Other Financial Instruments+
Written Options	—	(18,419,651)	—	(18,419,651)

Total Liabilities	$—	$(18,419,651)	$—	$(18,419,651)

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended August 31, 2011.

ING Global Equity Dividend and Premium Opportunity Fund Written OTC Options on August 31, 2011

# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Securities
80,000	JPMorgan Chase & Co.	Call on Australia & New Zealand Banking Group Ltd.	20.281	AUD	09/14/11	$65,626	$(41,491)
373,000	Goldman Sach & Co.	Call on Insurance Australia Group	3.188	AUD	09/14/11	36,894	(3,137)
510,000	Goldman Sach & Co.	Call on Macquarie Airports Management Ltd.	3.229	AUD	09/14/11	63,858	(17,446)
829,000	Deutsche Bank AG	Call on Telstra Corp., Ltd.	2.990	AUD	09/14/11	20,239	(70,514)
57,000	JPMorgan Chase & Co.	Call on Wesfarmers Ltd.	28.967	AUD	09/14/11	36,677	(118,431)
208,000	Morgan Stanley	Call on Westfield Group	8.035	AUD	09/14/11	37,660	(52,064)
109,000	Goldman Sach & Co.	Call on Credit Suisse Group	26.050	CHF	09/14/11	210,570	(14,473)
22,000	Royal Bank of Scotland Group PLC	Call on Roche Holding AG - Genusschein	138.159	CHF	09/14/11	107,756	(139,429)
16,000	Royal Bank of Scotland Group PLC	Call on Zurich Financial Services AG	179.650	CHF	09/14/11	153,608	(130,482)
213,000	Morgan Stanley	Call on Altantia S.p.A.	12.070	EUR	09/14/11	138,362	(14,195)
143,000	Royal Bank of Scotland Group PLC	Call on AXA S.A.	12.411	EUR	09/14/11	148,828	(15,755)
178,000	JPMorgan Chase & Co.	Call on Banco Santander Central Hispano S.A.	6.766	EUR	09/14/11	102,028	(35,401)
42,000	Royal Bank of Scotland Group PLC	Call on BNP Paribas	42.813	EUR	09/14/11	158,477	(2,314)
104,000	JPMorgan Chase & Co.	Call on Bouygues S.A.	24.780	EUR	09/14/11	156,483	(325,444)
223,000	JPMorgan Chase & Co.	Call on Deutsche Post AG	11.780	EUR	09/14/11	115,005	(5,330)
145,000	JPMorgan Chase & Co.	Call on E.ON AG	18.405	EUR	09/14/11	133,402	(1,577)
399,000	JPMorgan Chase & Co.	Call on Energias de Portugal S.A.	2.262	EUR	09/14/11	45,865	(43,844)
181,000	Royal Bank of Scotland Group PLC	Call on ENI S.p.A.	14.154	EUR	09/14/11	130,356	(78,611)
120,000	Royal Bank of Scotland Group PLC	Call on Gaz de France	21.935	EUR	09/14/11	132,008	(111,133)
833,000	Goldman Sach & Co.	Call on Intesa Sanpaolo S.p.A.	1.381	EUR	09/14/11	165,391	(3,012)
189,000	Goldman Sach & Co.	Call on Koninklijke KPN NV	10.140	EUR	09/14/11	69,286	(24,027)
109,000	Deutsche Bank AG	Call on Koninklijke Philips Electronics NV	16.233	EUR	09/14/11	99,943	(7,232)
18,000	Goldman Sach & Co.	Call on Muenchener Rueckversicherungs AG	1,198.580	EUR	09/14/11	84,947	(5,982)
324,000	Royal Bank of Scotland Group PLC	Call on Nokia OYJ	3.830	EUR	09/14/11	107,064	(323,087)
108,000	Royal Bank of Scotland Group PLC	Call on Royal Dutch Shell PLC	23.772	EUR	09/14/11	98,218	(39,227)
52,000	Royal Bank of Scotland Group PLC	Call on Sanofi-Aventis	52.385	EUR	09/14/11	122,705	(43,924)
83,000	Morgan Stanley	Call on Telefonica S.A.	15.300	EUR	09/14/11	58,464	(13,849)
232,000	Royal Bank of Scotland Group PLC	Call on TNT NV	5.388	EUR	09/14/11	63,558	(31)
72,000	Royal Bank of Scotland Group PLC	Call on Total S.A.	36.014	EUR	09/14/11	109,504	(15,124)
75,000	JPMorgan Chase & Co.	Call on Veolia Environnement	13.315	EUR	09/14/11	65,432	(4,037)
68,000	JPMorgan Chase & Co.	Call on Vinci S.A.	37.280	EUR	09/14/11	146,776	(70,285)
114,000	Royal Bank of Scotland Group PLC	Call on Vivendi	16.214	EUR	09/14/11	103,030	(167,006)
123,000	Royal Bank of Scotland Group PLC	Call on GlaxoSmithKline PLC	13.305	GBP	09/14/11	71,835	(34,199)
191,000	Goldman Sach & Co.	Call on HSBC Holdings PLC	5.846	GBP	09/14/11	63,325	(2,416)
132,000	JPMorgan Chase & Co.	Call on Land Securities Group PLC	8.167	GBP	09/14/11	48,230	(1,371)
301,000	Morgan Stanley	Call on Reed Elsevier PLC	5.074	GBP	09/14/11	66,105	(38,029)

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
127,000	JPMorgan Chase & Co.	Call on Scottish & Southern Energy PLC	13.145	GBP	09/14/11	$63,552	$(33,901)
120,000	Citigroup, Inc.	Call on Hang Seng Bank Ltd.	120.410	HKD	09/14/11	25,004	(2,454)
217,000	Citigroup, Inc.	Call on DBS Group Holdings Ltd.	14.845	SGD	09/14/11	62,389	(45)
998,000	Deutsche Bank AG	Call on Singapore Telecommunications Ltd.	3.225	SGD	09/14/11	59,808	(13,072)
78,000	Deutsche Bank AG	Call on Abbott Laboratories	49.888	USD	09/14/11	90,667	(225,574)
72,000	Deutsche Bank AG	Call on Altria Group, Inc.	26.241	USD	09/14/11	30,989	(59,696)
93,000	Morgan Stanley	Call on Ameren Corp.	22.772	USD	09/14/11	48,295	(660,874)
73,000	Deutsche Bank AG	Call on American Electric Power Co., Inc.	36.377	USD	09/14/11	58,327	(171,075)
134,000	JPMorgan Chase & Co.	Call on AT&T, Inc.	29.037	USD	09/14/11	98,825	(27,261)
97,000	Deutsche Bank AG	Call on Bristol-Myers Squibb Co.	27.652	USD	09/14/11	77,784	(215,628)
82,000	Deutsche Bank AG	Call on China Mobile Ltd.	48.490	USD	09/14/11	83,501	(181,425)
73,000	Citgroup, Inc.	Call on ConAgra Foods, Inc.	24.888	USD	09/14/11	53,962	(21,583)
35,000	Deutsche Bank AG	Call on Consolidated Edison, Inc.	51.934	USD	09/14/11	35,473	(153,763)
17,000	Morgan Stanley	Call on Cullen/Frost Bankers, Inc.	52.853	USD	09/14/11	26,629	(9,153)
62,000	Goldman Sachs & Co.	Call on Exelon Corp.	42.524	USD	09/14/11	64,579	(63,109)
123,000	Goldman Sach & Co.	Call on Intel Corp.	21.402	USD	09/14/11	92,668	(10,110)
117,000	Deutsche Bank AG	Call on Kraft Foods, Inc.	35.409	USD	09/14/11	89,903	(43,848)
83,000	Citigroup, Inc.	Call on Leggett & Platt, Inc.	19.759	USD	09/14/11	52,481	(183,099)
18,000	Deutsche Bank AG	Call on Lorillard, Inc.	105.806	USD	09/14/11	63,801	(119,686)
84,000	BNP Paribas Bank	Call on Maxim Integrated Products	21.860	USD	09/14/11	80,514	(116,841)
114,000	Deutsche Bank AG	Call on Merck & Co., Inc.	31.667	USD	09/14/11	109,508	(154,066)
48,000	Deutsche Bank AG	Call on Nucor Corp.	35.953	USD	09/14/11	72,134	(50,065)
213,000	Goldman Sach & Co.	Call on People's United Financial, Inc.	12.230	USD	09/14/11	78,405	(24,740)
209,000	Deutsche Bank AG	Call on Pfizer, Inc.	17.720	USD	09/14/11	128,890	(285,392)
127,000	Goldman Sach & Co.	Call on Pitney Bowes, Inc.	19.778	USD	09/14/11	87,643	(97,455)
97,000	Goldman Sach & Co.	Call on PPL Corp.	27.250	USD	09/14/11	46,560	(133,549)
79,000	Deutsche Bank AG	Call on Reynolds American, Inc.	33.859	USD	09/14/11	80,651	(257,352)
102,000	Morgan Stanley	Call on Spectra Energy Corp.	25.397	USD	09/14/11	76,408	(93,759)
320,000	BNP Paribas Bank	Call on Taiwan Semiconductor Manufacturing Co., Ltd.	11.880	USD	09/14/11	153,280	(119,842)
78,000	Deutsche Bank AG	Call on Waste Management, Inc.	30.763	USD	09/14/11	100,300	(168,437)

Options on Indices
4,700	Morgan Stanley	Call on Dow Jones Euro Stoxx 50 Index	2,175.480	EUR	10/07/11	744,690	(1,179,199)
4,700	Morgan Stanley	Call on Dow Jones Euro Stoxx 50 Index	2,395.650	EUR	09/16/11	667,435	(138,194)
4,300	Morgan Stanley	Call on Dow Jones Euro Stoxx 50 Index	2,774.770	EUR	09/02/11	464,110	—
1,500	Goldman Sachs & Co.	Call on FTSE 100 Index	5,065.890	GBP	10/07/11	541,394	(981,110)
1,500	Goldman Sachs & Co.	Call on FTSE 100 Index	5,249.920	GBP	09/16/11	449,912	(499,880)
1,400	Morgan Stanley	Call on FTSE 100 Index	5,899.890	GBP	09/02/11	269,001	—
107,500	Citigroup, Inc.	Call on Nikkei 225 Index	9,337.200	JPY	09/16/11	448,438	(52,278)
119,000	Deutsche Bank AG	Call on Nikkei 225 Index	8,624.050	JPY	10/07/11	542,330	(726,633)
110,000	Morgan Stanley	Call on Nikkei 225 Index	10,170.160	JPY	09/02/11	313,472	—
54,700	Barclays Bank PLC	Call on S&P 500 Index	1,200.030	USD	09/16/11	2,405,990	(2,095,475)
54,400	Barclays Bank PLC	Call on S&P 500 Index	1,343.680	USD	09/02/11	1,488,188	—
57,200	Goldman Sachs & Co.	Call on S&P 500 Index	1,127.961	USD	10/07/11	2,879,644	(6,065,283)

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Currencies
23,000,000	Citigroup, Inc.	Call on EUR/USD	1.473	USD	10/20/11	$218,500	$(164,728)
21,500,000	Deutsche Bank AG	Call on EUR/USD	1.474	USD	09/20/11	210,700	(44,303)
24,000,000	Deutsche Bank AG	Call on EUR/USD	1.496	USD	11/22/11	216,000	(171,959)
20,000,000	Deutsche Bank AG	Call on GBP/USD	1.663	USD	10/20/11	136,000	(102,877)
21,500,000	Deutsche Bank AG	Call on GBP/USD	1.665	USD	09/20/11	144,050	(28,225)
21,000,000	Deutsche Bank AG	Call on GBP/USD	1.707	USD	11/22/11	147,000	(66,378)
22,000,000	Citigroup, Inc.	Put on USD/JPY	76.050	USD	09/20/11	123,200	(150,047)
22,000,000	Deutsche Bank AG	Put on USD/JPY	71.650	USD	11/22/11	132,000	(103,659)
19,500,000	Goldman Sachs & Co.	Put on USD/JPY	74.530	USD	10/20/11	107,250	(138,660)

		Total Written OTC Options				$18,379,749	$(18,419,651)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$5,133,187
Foreign exchange contracts	Investments in securities at value*	611,630

Total Asset Derivatives		$5,744,817

Liability Derivatives
Equity contracts	Written options, at fair value	$17,448,815
Foreign exchange contracts	Written options, at fair value	970,836

Total Liability Derivatives		$18,419,651

*	Includes purchased options.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended August 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Investments*	Written options	Total
Equity contracts	$22,720,697	$489,724	$23,210,421
Foreign exchange contracts	937,687	(2,781,500)	(1,843,813)

Total	$23,658,384	$(2,291,776)	$21,366,608

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Investments*	Written options	Total
Equity contracts	$2,115,205	$(463,326)	$1,651,879
Foreign exchange contracts	287,845	636,320	924,165

Total	$2,403,050	$172,994	$2,576,044

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2011:
Indices and Securities
% of Total Net Assets against which calls written	51.66%
Average Days to Expiration at time written	42 days
Average Call Moneyness* at time written	OTM/ATM
Premiums received for calls	$16,942,049
Value of calls	$17,448,815

Currency
% of Total Net Assets against which calls written	19.08%
Average Days to Expiration at time written	92 days
Average Call Moneyness* at time written	OTM
Premiums received for calls	$1,437,700
Value of calls	$970,836

Supplemental Put Option Statistics as of August 31, 2011:
Indices and Securities
% of Total Net Assets against which puts purchased	25.24%
Average Days to Expiration at time purchased	93 days
Average Index Put Moneyness* at time purchased	OTM
Premiums Paid for puts	$4,504,655
Value of puts	$4,521,557

Currency
% of Total Net Assets against which Currency puts purchased	19.08%
Average Days to Expiration at time purchased	92 days
Average Currency Put Moneyness* at time purchased	OTM
Premiums Paid for puts	$1,434,700
Value of puts	$611,630

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Global Equity Dividend and Premium Opportunity Fund was held July 6, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	To elect four members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all four individuals to serve as Class III Trustees, for a term of three-years, and until the election and qualification of their successors.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Class III Trustees	J. Michael Early	86,679,789.734	2,894,115.188		89,573,904.922
	Patrick W. Kenny	86,662,528.729	2,911,376.193		89,573,904.922
	Shaun P. Mathews	86,742,699.739	2,831,205.183		89,573,904.922
	Roger B. Vincent	86,748,730.850	2,825,174.072		89,573,904.922

*	Proposal Passed

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund other than that listed below. Effective June 1, 2011, Bruno Springael was added and Moudy El Khodr was removed as individuals who are responsible for the day-to-day management of the Fund’s portfolio.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the adviser. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Key Financial Dates — Calendar 2011 Distributions:

Declaration Date	Ex-Dividend Date	Payable Date
January 18, 2011	February 1, 2011	February 15, 2011
February 15, 2011	March 1, 2011	March 15, 2011
March 15, 2011	April 1, 2011	April 15, 2011
April 15, 2011	May 2, 2011	May 16, 2011
May 16, 2011	June 1, 2011	June 15, 2011
June 15, 2011	July 1, 2011	July 15, 2011
July 15, 2011	August 1, 2011	August 15, 2011
August 15, 2011	September 1, 2011	September 15, 2011
September 15, 2011	October 3, 2011	October 17, 2011
October 17, 2011	November 1, 2011	November 15, 2011
November 15, 2011	December 1, 2011	December 15, 2011
December 15, 2011	December 28, 2011	January 16, 2012

Record date will be two business days after each

Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGD).

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2011 was 69,643, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 29, 2011 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310-1900

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

SAR-UIGD	(0811-102611)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS
as of August 31, 2011 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 94.8%
	Australia: 5.1%
330,951	Australia & New Zealand Banking Group Ltd.	$7,211,213	0.7
3,125,517	Insurance Australia Group	10,180,586	1.0
2,115,900	Macquarie Airports Management Ltd.	7,163,759	0.7
3,421,873	Telstra Corp., Ltd.	11,088,632	1.1
233,813	Wesfarmers Ltd.	7,708,815	0.8
879,644	Westfield Group	7,679,348	0.8
		51,032,353	5.1

	Canada: 3.0%
245,602	Enerplus Corp.	7,176,490	0.7
502,228	Shaw Communications, Inc. - Class B	11,487,703	1.1
270,064	TransCanada Corp.	11,681,723	1.2
		30,345,916	3.0

	Denmark: 0.7%
238,107	D/S Norden	7,103,406	0.7

	Finland: 0.9%
1,394,988	Nokia OYJ	8,972,893	0.9

	France: 11.8%
621,225	AXA S.A.	9,970,709	1.0
182,136	BNP Paribas	9,368,380	0.9
451,535	Bouygues S.A.	17,309,138	1.7
524,982	Gaz de France	16,489,820	1.7
218,726	Sanofi-Aventis	15,951,161	1.6
312,101	Total S.A.	15,241,519	1.5
362,306	Veolia Environnement	6,016,605	0.6
295,470	Vinci S.A.	15,417,144	1.6
485,788	Vivendi	11,811,534	1.2
		117,576,010	11.8

	Germany: 3.9%
963,012	Deutsche Post AG	14,697,488	1 .5
621,073	E.ON AG	13,563,080	1 .4
79,436	Muenchener Rueckversicherungs AG	10,362,679	1 .0
		38,623,247	3 .9

	Hong Kong: 2.4%
330,804	China Mobile Ltd. ADR	16,927,240	1 .7
487,234	Hang Seng Bank Ltd.	7,198,009	0 .7
		24,125,249	2 .4

	Ireland: 1.1%
618,087	CRH PLC	10,946,142	1 .1

	Italy: 3.7%
926,389	Altantia S.p.A.	14,926,877	1 .5
784,979	ENI S.p.A.	15,782,921	1 .6
3,642,522	Intesa Sanpaolo S.p.A.	5,928,420	0 .6
		36,638,218	3 .7

	Japan: 8.4%
232,600	Canon, Inc.	10,976,037	1 .1
474,100	Hoya Corp.	10,466,404	1 .0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
600,600	Mitsui & Co., Ltd.	$10,304,795	1.0
4,605,200	Mizuho Financial Group, Inc.	7,029,114	0.7
6,106	NTT DoCoMo, Inc.	11,130,962	1.1
509,800	Sumitomo Mitsui Financial Group, Inc.	15,093,971	1.5
236,700	Takeda Pharmaceutical Co., Ltd.	11,464,236	1.2
244,300	Trend Micro, Inc.	7,713,992	0.8
		84,179,511	8.4

	Netherlands: 4.3%
805,221	Koninklijke KPN NV	11,387,505	1.2
454,998	Royal Dutch Shell PLC	15,214,721	1.5
468,342	Koninklijke Philips Electronics NV	9,906,525	1.0
1,010,756	TNT NV	5,888,562	0.6
		42,397,313	4.3

	Portugal: 1.1%
3,463,118	Energias de Portugal S.A.	11,368,015	1.1
	Singapore: 2.0%
874,500	DBS Group Holdings
	Ltd.	9,625,056	1.0
4,009,000	Singapore
	Telecommunications
	Ltd.	10,359,948	1.0
		19,985,004	2.0

	South Korea: 1.7%
259,152	KT&G Corp.	16,704,822	1.7

	Spain: 1.5%
781,290	Banco Santander Central Hispano S.A.	7,218,859	0.7
355,071	Telefonica S.A.	7,381,939	0.8
		14,600,798	1.5

	Switzerland: 4.5%
453,526	Credit Suisse Group	13,005,187	1.3
91,154	Roche Holding AG - Genusschein	15,939,560	1.6
68,693	Zurich Financial Services AG	15,475,992	1.6
		44,420,739	4.5

	Taiwan: 1.6%
1,315,658	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	15,748,426	1.6
	United Kingdom: 5.6%
513,514	GlaxoSmithKline PLC	10,932,376	1.1
796,305	HSBC Holdings PLC	6,935,821	0.7
554,908	Land Securities Group PLC	6,628,864	0.7
1,290,699	Reed Elsevier PLC	10,531,694	1.0
5,342,693	Royal & Sun Alliance Insurance Group	9,944,783	1.0

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS
as of August 31, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
533,100		Scottish & Southern
		Energy PLC	$11,227,397	1.1
			56,200,935	5.6

		United States: 31.5%
326,614		Abbott Laboratories	17,150,501	1.7
295,516		Altria Group, Inc.	8,035,080	0.8
391,253		Ameren Corp.	11,839,316	1.2
299,427		American Electric
		Power Co., Inc.	11,566,865	1.2
400,348		Arthur J. Gallagher & Co.	11,293,817	1.1
558,490		AT&T, Inc.	15,905,795	1.6
397,027		Bristol-Myers Squibb Co.	11,811,553	1.2
303,335		ConAgra Foods, Inc.	7,407,441	0.8
146,457		Consolidated Edison, Inc.	8,232,348	0.8
143,100		Cullen/Frost Bankers, Inc.	7,296,669	0.7
258,003		Diebold, Inc.	7,389,206	0.7
255,698		Exelon Corp.	11,025,698	1.1
509,660		Intel Corp.	10,259,456	1.0
252,941		Kimberly-Clark Corp.	17,493,400	1.8
108,927		Kinder Morgan Energy Partners LP	7,642,318	0.8
480,071		Kraft Foods, Inc.	16,812,086	1.7
366,409		Leggett & Platt, Inc.	8,130,616	0.8
73,718		Lorillard, Inc.	8,213,660	0.8
338,642		Maxim Integrated Products	7,805,698	0.8
488,555		Merck & Co., Inc.	16,180,942	1.6
200,900		Nucor Corp.	7,248,472	0.7
907,400		People’s United Financial, Inc.	10,661,950	1.1
867,258		Pfizer, Inc.	16,460,557	1.7
535,392		Pitney Bowes, Inc.	10,873,811	1.1
404,537		PPL Corp.	11,683,028	1.2
324,298		Reynolds American, Inc.	12,183,876	1.2
417,720		Spectra Energy Corp.	10,848,188	1.1
360,076		Waste Management, Inc.	11,896,911	1.2
			313,349,258	31.5

	Total Common Stock
	(Cost $963,887,235)		944,318,255	94.8

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.6%
		Options on Currencies: 0.1%
22,000,000	@	Call on USD/JPY, Strike @ 80.500, Exp. 11/22/11 Counterparty: Deutsche Bank AG	102,817	0 .0
19,500,000	@	Call on USD/JPY, Strike @ 82.200, Exp. 10/20/11 Counterparty: Goldman Sachs & Co.	22,609	0 .0

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		Options on Currencies: (continued)
22,000,000	@	Call on USD/JPY, Strike @ 84.000, Exp. 09/20/11 Counterparty: Citigroup, Inc.	$1,844	0.0
21,500,000	@	Put on EUR/USD, Strike @ 1.330, Exp. 09/20/11 Counterparty: Deutsche Bank AG	9,889	0.0
24,000,000	@	Put on EUR/USD, Strike @ 1.347, Exp. 11/22/11 Counterparty: Deutsche Bank AG	174,814	0.1
23,000,000	@	Put on EUR/USD, Strike @ 1.330, Exp. 10/20/11 Counterparty: Citigroup, Inc.	66,284	0.0
20,000,000	@	Put on GBP/USD, Strike @ 1.543, Exp. 10/20/11 Counterparty: Deutsche Bank AG	54,052	0.0
21,000,000	@	Put on GBP/USD, Strike @ 1.567, Exp. 11/22/11 Counterparty: Deutsche Bank AG	168,087	0.0
21,500,000	@	Put on GBP/USD, Strike @ 1.544, Exp. 09/20/11 Counterparty: Deutsche Bank AG	11,234	0.0
			611,630	0.1

		Options on Indices: 0.5%
3,300	@	Put on Dow Jones Euro Stoxx 50 Index, Strike @ 2,385.140, Exp. 10/21/11 Counterparty: Royal Bank of Scotland Group PLC	695,762	0.1
3,100	@	Put on Dow Jones Euro Stoxx 50 Index, Strike @ 2,505.830, Exp. 09/16/11 Counterparty: Morgan Stanley	924,289	0.1
3,800	@	@ Put on Dow Jones Euro Stoxx 50 Index, Strike 1,815.060, Exp. 11/18/11 Counterparty: Goldman Sachs & Co.	128,337	0.0
1,100	@	Put on FTSE 100 Index, Strike @ 5,298.830, Exp. 10/21/11 Counterparty: Royal Bank of Scotland Group PLC	290,047	0.0
1,200	@	Put on FTSE 100 Index, Strike @ 5,220.940, Exp. 09/16/11 Counterparty: Morgan Stanley	109,149	0.0
1,100	@	Put on FTSE 100 Index, Strike @ 4,266.450, Exp. 11/18/11 Counterparty: Deutsche Bank AG	68,310	0.0

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM	PORTFOLIO OF INVESTMENTS
OPPORTUNITY FUND	as of August 31, 2011 (Unaudited) (Continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		Options on Indices: (continued)
90,000	@	Put on Nikkei 225 Index, Strike @ 8,397.620, Exp. 09/16/11 Counterparty: Barclays Bank PLC	$74,370	0.0
95,000	@	Put on Nikkei 225 Index, Strike @ 7,404.400, Exp. 11/18/11 Counterparty: Deutsche Bank AG	117,684	0.0
80,000	@	Put on Nikkei 225 Index, Strike @ 8,977.500, Exp. 10/21/11 Counterparty: Royal Bank of Scotland Group PLC	366,707	0.0
41,000	@	Put on S&P 500 Index, Strike @ 1,181.350, Exp. 10/21/11 Counterparty: Barclays Bank PLC	1,477,791	0.2
43,000	@	Put on S&P 500 Index, Strike @ 971.410, Exp. 11/18/11 Counterparty: Royal Bank of Scotland Group PLC	485,210	0.1
44,000	@	Put on S&P 500 Index, Strike @ 1,147.710, Exp. 09/16/11 Counterparty: Barclays Bank PLC	395,531	0.0
			5,133,187	0.5

		Total Purchased Options (Cost $5,939,355)	5,744,817	0.6

		Total Investments in Securities (Cost $969,826,590)*	$950,063,072	95.4
		Assets in Excess of Other Liabilities	45,412,572	4.6

		Net Assets	$995,475,644	100.0

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $996,460,769.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$74,382,897
Gross Unrealized Depreciation	(120,780,594)

Net Unrealized depreciation	$(46,397,697)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	2.9%
Consumer Staples	9.6
Energy	8.4
Financials	18.8

Health Care	11.7%
Industrials	12.6
Information Technology	7.9
Materials	1.8
Options on Currencies	0.1
Options on Indices	0 .5
Telecommunications	9.7
Utilities	11.4
Assets in Excess of Other Liabilities	4.6

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS
as of August 31, 2011 (Unaudited) (Continued)

(EMPTY)(EMPTY)(EMPTY)

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Equity Dividend and Premium Opportunity Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date: November 3, 2011

By	/s/ Todd Modic
Todd Modic Senior Vice President and Chief Financial Officer

Date: November 3, 2011